FOURTH AMENDMENT TO
CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and entered into as of September 28, 2012 by and among ARC PROPERTIES OPERATING PARTNERSHIP, L.P., a Delaware limited partnership ("Borrower"), AMERICAN REALTY CAPITAL PROPERTIES, INC., a Maryland corporation and the sole member of the sole general partner of Borrower ("Parent"), RBS CITIZENS, N.A., a national banking association ("RBS Citizens") and CAPITAL ONE, NATIONAL ASSOCIATION, a national banking association ("Capital One") as "Lenders", and RBS Citizens in its respective capacities "Administrative Agent" for itself and the other Lenders under the Credit Agreement (defined below) and as "L/C Issuer" (as each of such quoted terms are defined in the Credit Agreement and so referred to herein).

WITNESSETH:

WHEREAS, Borrower, Parent, Administrative Agent, Lenders, and L/C Issuer are parties to a certain Credit Agreement dated as of September 7, 2011, as amended by that certain First Amendment to Credit Agreement dated as of December 6, 2011 (the "First Amendment"), as further amended by that certain Second Amendment to Credit Agreement dated as of May 21, 2012 (the "Second Amendment"), as further amended by that certain Third Amendment to Credit Agreement dated as of August 16, 2012 (the "Third Amendment") (said Credit Agreement, as so amended by the First Amendment, the Second Amendment, the Third Amendment, and as from time to time may be further amended, modified, or restated, the "Credit Agreement"; and

WHEREAS, the Borrower has requested that Administrative Agent, Lenders, and L/C Issuer (singly and collectively, "Lender Party" or "Lender Parties") amend certain terms and conditions of the Credit Agreement, including to provide for an increase in the amount of the Aggregate Commitments from $81,500,000.00 to $110,000,000.00 (and a reduction to the amount of the Commitment of RBS Citizens from $81,500,000.00 to $75,000,000.00) as set forth below in this Amendment; and

WHEREAS, Lender Parties agreed to so amend certain terms and conditions of the Credit Agreement, all on the terms and conditions set forth below in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.	Definitions. (a) All capitalized undefined terms used in this Amendment shall have the meanings ascribed thereto in the Credit Agreement, as amended hereby, and (b) "Fourth Amendment Effective Date" means the effective date of this Amendment.

2.	Amendments to Credit Agreement.

a.	Amendments to Article I of the Credit Agreement. Article I of the Credit

Agreement, entitled "Definitions and Accounting Terms" is hereby modified and amended as follows:

i.	Section 1.01 of the Credit Agreement, entitled "Defined Terms" is hereby modified and amended as follows:

1

a)	By deleting in the entirety the definition of "Aggregate Commitments", as presently appearing therein, and by substituting in place thereof the following:

"Aggregate Commitments" means the Commitments of all the Lenders, which, as of the Fourth Amendment Effective Date, total One Hundred Ten Million Dollars ($110,000,000.00).

b)	By deleting in the entirety the definition of "Acceptable Property", as presently appearing therein, and by substituting in place thereof the following:

"Acceptable Property" means a Property (a) that is approved by Administrative Agent and meets the following requirements, or (b) that is approved by Administrative Agent and the Lenders:

(i)                  such Property is wholly-owned by, or ground leased pursuant to an Acceptable Ground Lease to, Borrower or a Subsidiary Guarantor free and clear of any Liens (other than Liens permitted by Section 8.01);

(ii)                 such Property is a retail, industrial and/or office property located within the United States which is one hundred percent (100%) leased and occupied by a single tenant or has an Occupancy Rate of at least ninety percent (90%), with any Property which is leased to a single tenant having a lease expiration no earlier than December 31, 2015;

(iii)                if such Property is owned by, or ground leased pursuant to an Acceptable Ground Lease to, a Subsidiary Guarantor, then the Equity Interests of such Subsidiary Guarantor are owned, directly or indirectly by Borrower, free and clear of any Liens other than Liens permitted by Section 8.01; and

(iv)               after giving effect to the addition of such Property as a Borrowing Base Property, such Property, together with all other Borrowing Base Properties, in the aggregate, shall not result in: (1) more than twenty-five percent (25%) of the total number of Borrowing Base Properties being located in any single MSA or (2) more than twenty-five percent (25%) of the Appraised Value of the total Borrowing Base Properties being attributable to Properties located in any single MSA.

c)	By adding the following new definitions (in alphabetical order) to the definitions presently appearing therein:

"Fourth Amendment Effective Date" means the "Fourth Amendment Effective Date" (as defined in the Fourth Amendment).

"Fourth Amendment" means the Fourth Amendment to Credit Agreement, dated as of September 28, 2012, among Borrower, Parent, Administrative Agent, Lenders, and L/C Issuer.

2

"MSA" means, with respect to any Borrowing Base Property, the metropolitan statistical area applicable to such Borrowing Base Property, as reasonably determined by Administrative Agent from time to time.

b.	Amendment to Article X of the Credit Agreement. Article X of the Credit Agreement, entitled "Administrative Agent" is hereby modified and amended as follows:

i.	Section 10.07 of the Credit Agreement, entitled "Non-Reliance on Administrative Agent and Other Lenders" is hereby modified and amended as follows:

a)	By adding the following text immediately following the last sentence of the existing text as presently appearing therein:

Without limiting the foregoing, Administrative Agent has complied with and will continue to comply with all provisions of the Flood Disaster Protection Act, and all regulations thereunder, with respect to all of the Borrowing Base Properties.

c.	Amendment to Schedules to Credit Agreement. The Schedules to the Credit Agreement, as presently appearing therein, are hereby modified and amended as follows:

i.	By deleting in the entirety the existing Schedule 2.01 to the Credit Agreement, entitled "COMMITMENTS AND APPLICABLE PERCENTAGES", by substituting in place thereof the amended Schedule 2.01 to the Credit Agreement attached as EXHIBIT A to this Amendment.

ii.	By deleting in the entirety the existing Schedule 11.02 to the Credit Agreement, entitled "ADMINISTRATIVE AGENT'S OFFICE; CERTAIN ADDRESSES FOR NOTICES", by substituting in place thereof the amended Schedule 11.02 to the Credit Agreement attached as EXHIBIT B to this Amendment.

d.	References to Credit Agreement. From and after the Fourth Amendment Effective Date, any and all references in the Loan Documents to the "Credit Agreement" (however defined or described), including, without limitation, with respect to the Obligations evidenced by each Note, shall mean and refer to the Credit Agreement as hereby modified and amended.

3.	Additional Note.

a.	Additional Note. In connection with the execution and delivery of this Amendment, and in addition to the existing Note made by Borrower payable to RBS Citizens (the "Existing Note"), Borrower shall execute and deliver to the

3

Administrative Agent an additional Note in favor of Capital One, dated as of the Fourth Amendment Effective Date and substantially in the form of EXHIBIT C to this Amendment ( the "Additional Note"), with the Existing Note and Additional Note each payable by Borrower to the order of each respective Lender for the account of its applicable Lending Office and in a stated principal amount equal to each Lender's respective Commitment (as hereby amended).

b.	References to each Note. From and after the Fourth Amendment Effective Date, any and all references in the Loan Documents to the Note or Notes (however defined or described) shall mean and refer to each of the Existing Note and the Additional Note, respectively, as the same may be further endorsed, amended, restated, replaced, supplemented or otherwise modified from time to time.

4.	References to Lender. Without limiting the definition of "Lender" or "Lenders" set forth in the Credit Agreement, from and after the Fourth Amendment Effective Date each reference to Lender or Lenders (however defined or described) shall include, without limitation, each of RBS Citizens and Capital One in their respective capacities as Lender under the Credit Agreement and the other Loan Documents.

5.	Further Assurances. Loan Parties shall take any and all such actions and execute any and all such instruments and agreements as Administrative Agent shall reasonably request for the purpose of effectuating this Amendment.

6.	Limited Amendment; Ratification of Loan Documents. Except as specifically amended hereby, the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect, and are hereby ratified and affirmed in all respects by each of the Loan Parties. This Amendment shall not be deemed a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, except as expressly set forth herein.

7.	Representations and Warranties.

a.	The representations and warranties of Borrower and each other Loan Party, contained in Article VI of the Credit Agreement or any other Loan Document are true and correct in all material respects (except to the extent that any such representation and warranty is qualified as to "materiality," "Material Adverse Effect" or similar language, in which case it shall be true and correct in all respects (after giving effect to any such qualification)) on and as of the Fourth Amendment Effective Date; provided, if any such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects (except to the extent that any such representation and warranty is qualified as to "materiality," "Material Adverse Effect" or similar language, in which case it shall be true and correct in all respects (after giving effect to any such qualification)) as of such earlier date.

4

b.	Without limiting the generality of the foregoing, in connection with the execution and delivery of this Amendment, Borrower shall provide Administrative Agent with the following:

i.	An updated Schedule 4.01, with respect to all Borrowing Base Properties as of the Fourth Amendment Effective Date;

ii.	An updated Schedule 6.13, with respect to all Subsidiaries and other Equity Investments and Equity Interests as of the Fourth Amendment Effective Date.

All representations and warranties of Borrower and each other Loan Party, as contained in the Credit Agreement or any other Loan Document shall at all times be applicable with respect to the items set forth in said updated Schedule 4.01 and Schedule 6.13 as of the Fourth Amendment Effective Date (notwithstanding any existing references in the Credit Agreement or other Loan Documents to the prior Schedule 4.01 and Schedule 6.13 as of the Closing Date).

8.	Regarding Mortgage and other Collateral. The respective indebtedness, liabilities, and other Obligations of the Loan Parties under the Loan Documents, as modified or otherwise provided herein, are and shall continue to be secured by each of the Mortgages, and any and all other Collateral as set forth under the Loan Documents.

9.	Waiver of Claims. Each Loan Party acknowledges and agrees that as of the date hereof, it does not have any claims, counterclaims, offsets, or defenses against any of the Lender Parties directly or indirectly relating to such Loan Party's relationship with, and/or the Obligations under, the Loan Documents, and to the extent that such Loan Party currently has or ever had prior to the date hereof any such claims, counterclaims, offsets, or defenses against any of the Lender Parties, such Loan Party affirmatively WAIVES the same and, on behalf of itself and its representatives, successors and assigns, hereby RELEASES, and forever discharges each Lender Party and its respective officers, directors, agents, servants, attorneys, and employees, and their respective representatives, successors and assigns, of, to, and from all known debts, demands, actions, suits, accounts, covenants, contracts, agreements, damages, and any and all claims, demands, or liabilities whatsoever, of every name and nature, both at law and in equity through the date hereof related to the same.

10.	Commitment Fee. In connection with the execution and delivery of this Amendment by the Lender Parties, the Loan Parties hereby acknowledge and agree that the Loan Parties shall have fully earned an additional "Commitment Fee" (so referred to herein) payable by the Borrower in the amount of $122,500, which Commitment Fee shall be in addition to any and all other fees and other amounts paid and/or to be paid by the Borrower and/or any other Loan Party pursuant to this Amendment or the other Loan Documents. The Commitment Fee shall be due and payable in full in connection with the execution and delivery of this Amendment in good and sufficient funds immediately available to the

5

Administrative Agent. Without limiting the generality of the foregoing, the Commitment Fee shall in all events constitute Obligations secured by each Mortgage.

11.	Reimbursement of Fees and Expenses. Without limiting the terms and conditions of theCredit Agreement and the other Loan Documents, Borrower hereby agrees to pay to Administrative Agent on demand all of Lender Parties' reasonable legal, and other out-of-pocket fees and expenses incurred by each Lender Party in connection with its due diligence and the negotiation, preparation, and execution of this Agreement and all documents, instruments, and agreements incidental thereto and contemplated herein.

12.	Conditions to Effectiveness. The agreements of Lender Parties hereunder shall not be effective until each of the following conditions precedent has been fulfilled to the satisfaction of Administrative Agent:

a.	This Amendment and all instruments, documents, and agreements contemplated herein shall have been duly executed and delivered by the respective parties hereto and, shall be in full force and effect and shall be in form and substance reasonably satisfactory to Administrative Agent, including, without limitation, satisfaction of the conditions set forth in Section 4.06 of the Credit Agreement with respect to the additional Mortgages being granted to Administrative Agent, for the benefit of Lenders and L/C Issuer, in connection with the execution and delivery of this Amendment.

All action on the part of the Loan Parties necessary for the valid execution, delivery and performance, respectively, by the Loan Parties pursuant to this Amendment and all instruments, documents, and agreements contemplated herein shall have been duly and effectively taken.

c.	Borrower shall have paid the Commitment Fee.

d.	Borrower shall have paid all attorneys' reasonable fees and expenses and all title insurance premiums incurred with respect to the additional Mortgages being granted to Administrative Agent in connection with the execution and delivery of this Amendment.

e.	Administrative Agent shall have received such other certificates, documents, instruments, opinions, consents, waivers, information, materials and/or agreements as Administrative Agent shall reasonably require in form and substance satisfactory in all respects to Administrative Agent.

13.	Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

14.	Counterparts. This Amendment may be executed in any number of counterparts, which shall together constitute an entire original agreement, and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

6

15.	Miscellaneous. This Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof. Any determination that any provision of this Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provisions of this Amendment. The Loan Parties represent and warrant that they have consulted with independent legal counsel of their selection in connection herewith and are not relying on any representations or warranties of Lender Parties or their counsel in entering into this Amendment.

[remainder of page left intentionally blank]

7

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

BORROWER:

ARC PROPERTIES OPERATING

PARTNERSHIP, L.P., a Delaware limited partnership

By:  /s/ Jesse Galloway

Name: Jesse C. Galloway

Title: Authorized Signatory

PARENT:

AMERICAN REALTY CAPITAL

PROPERTIES, INC., a Maryland corporation

By:  /s/ Jesse Galloway

Name: Jesse C. Galloway

Title: Authorized Signatory

Fourth Amendment to ARCP Credit Agreement

RBS CITIZENS, N.A., as Administrative Agent and L/C Issuer

By: /s/ Donald Woods

Name: Donald Woods

Title: SVP

RBS CITIZENS, N.A., as Lender

By: /s/ Donald Woods

Name: Donald Woods

Title: SVP

CAPITAL ONE, NATIONAL ASSOCIATION, as Lender

By:

Name:

Title:

Fourth Amendment to ARCP Credit Agreement

RBS CITIZENS, N.A., as Administrative Agent and L/C Issuer

By: ____________________________

Name:

Title:

RBS CITIZENS, N.A., as Lender

By: ____________________________

Name:

Title:

CAPITAL ONE, NATIONAL ASSOCIATION, as Lender

By: /s/ Paul Verdi

Name: Paul Verdi

Title: Senior Vice President

Fourth Amendment to ARCP Credit Agreement

The undersigned, American Realty Capital Properties, Inc., as Guarantor under that certain Parent Guaranty Agreement dated as of September 7, 2011, hereby consents to the foregoing Fourth Amendment to Credit Agreement and acknowledges and agrees that the Parent Guaranty Agreement executed by the undersigned dated as of September 7, 2011 remains in full force and effect.

AMERICAN REALTY CAPITAL

PROPERTIES, INC., a Maryland corporation

By:  /s/ Jesse Galloway

Name: Jesse C. Galloway

Title: Authorized Signatory

Fourth Amendment to ARCP Credit Agreement

Each of the undersigned, as Guarantor under that certain Subsidiary Guaranty Agreement dated as of September 7, 2011, hereby consents to the foregoing Fourth Amendment to Credit Agreement and acknowledges and agrees that the Subsidiary Guaranty Agreement executed by the undersigned dated as of September 7, 2011 remains in full force and effect.

American Realty Capital Partners, LLC

ARC Income Properties III, LLC

CRE JV Mixed Five CT Branch Holdings LLC

CRE JV Mixed Five IL 2 Branch Holdings LLC

CRE JV Mixed Five IL 3 Branch Holdings LLC

CRE JV Mixed Five IL 4 Branch Holdings LLC

CRE JV Mixed Five IL 5 Branch Holdings LLC

CRE JV Mixed Five MI 1 Branch Holdings LLC

CRE JV Mixed Five MI 2 Branch Holdings LLC

CRE JV Mixed Five MI 3 Branch Holdings LLC

CRE JV Mixed Five MI 4 Branch Holdings LLC

CRE JV Mixed Five MI 5 Branch Holdings LLC

CRE JV Mixed Five MI 6 Branch Holdings LLC

CRE JV Mixed Five MI 7 Branch Holdings LLC

CRE JV Mixed Five NH Branch Holdings LLC

CRE JV Mixed Five OH 1 Branch Holdings LLC

CRE JV Mixed Five OH 2 Branch Holdings LLC

CRE JV Mixed Five OH 3 Branch Holdings LLC

CRE JV Mixed Five OH 4 Branch Holdings LLC

CRE JV Mixed Five OH 5 Branch Holdings LLC

CRE JV Mixed Five OH 6 Branch Holdings LLC

CRE JV Mixed Five OH 7 Branch Holdings LLC

CRE JV Mixed Five PA Branch Holdings LLC

CRE JV Mixed Five VT Branch Holdings LLC

ARCP DGBLVAR001, LLC

ARCP DGCRLAR001, LLC

ARCP DGGRFAR001, LLC

ARCP DGJNBIL001, LLC

ARCP AAFNTMI001, LLC

ARCP AAYLNMI001, LLC

ARCP DGLSNM0001, LLC

ARCP DGASGM0001, LLC

ARCP DGBRNM0001, LLC

ARCP DGCTNM0001, LLC

ARCP DGASDM0001, LLC

ARCP DGDMDM0001, LLC

ARCP DGBLFM0001, LLC

ARCP DGAPCM0001, LLC

ARCP DGCMROK001, LLC

ARCP WGMRBSC001, LLC

ARCP WGEPTMI001, LLC

Fourth Amendment to ARCP Credit Agreement

ARCP GSFRENY001, LLC

ARCP JDDPTIA01, LLC

ARC FEMTVIL001, LLC

ARC FEEVLIN001, LLC

ARC FEMTPPA001, LLC

ARC FECCTOH001, LLC

ARC FELDNKY002, LLC

ARC FEKKEIL001, LLC

ARCP MBDLSTX01, LLC

ARCP TSRGCTX01, LLC

ARCP GSPLTNY01, LLC

ARCP GSWARPA001, LLC

ARC GSGLOVA001, LLC

ARC GSMOBAL001, LLC

ARCP DGSNTM001, LLC

ARCP DGFPNAR01, LLC

ARCP DGPCYFL01, LLC

ARCP DGHVLM001, LLC

ARCP DGAFTAR01, LLC

ARCP DGWSGM001, LLC

ARCP DGWNAM001, LLC

ARCP DGOGVM001, LLC

ARCP DGGFDM001, LLC

ARCP DGCCDM001, LLC

ARCP DGSJSM001, LLC

ARCP DGSNCM001, LLC

ARCP DGNWTOK01, LLC

ARCP DGCNYKS01, LLC

ARCP DGPMRM0001, LLC

ARCP DGCVRM001, LLC

ARC CVAPAGA001, LLC

ARC CVVDAGA001, LLC

ARC CVNVLTN001, LLC

ARC IMCLBOH001, LLC

[Signatures continue next page.]

Fourth Amendment to ARCP Credit Agreement

ARC Income Properties, LLC,

Each a Delaware limited liability company

By:  /s/ Jesse Galloway

Name: Jesse C. Galloway

Title: Authorized Signatory

ARC TRS Corp,. a Delaware corporation

By:  /s/ Jesse Galloway

Name: Jesse C. Galloway

Title: Authorized Signatory

Fourth Amendment to ARCP Credit Agreement

EXHIBIT A

SCHEDULE 2.01

COMMITMENTS

AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable
		Percentage
RBS CITIZENS, N.A.	$75,000,000.00	68.18%

CAPITAL ONE, NATIONAL ASSOCIATION	$35,000,000.00	31.82%

Total	$110,000,000.00	100.00%

Fourth Amendment to ARCP Credit Agreement

EXHIBIT B

SCHEDULE 11.02

ADMINISTRATIVE AGENT'S OFFICE;
CERTAIN ADDRESSES FOR NOTICES

PARENT AND BORROWER:

do American Realty Capital

405 Park Avenue, 15th Floor

New York, New York

Attn: William M. Kahane

with a copy to:

do American Realty Capital

405 Park Avenue, 15th Floor

New York, New York

Attn: Jesse C. Galloway

ADMINISTRATIVE AGENT:

Administrative Agent's Office

(for payments and Requests for Credit Extensions):

RBS Citizens, N.A.

1215 Superior Avenue

Cleveland, Ohio 44114

Ref: ARC Properties Operating Partnership, L.P. Credit Facility

with a copy to (other than for payments and Requests for Credit Extensions):

Riemer & Braunstein LLP

Three Center Plaza

Boston, Massachusetts 02108

Attn: Kevin J. Lyons, Esq.

L/C ISSUER:

RBS Citizens, N.A.

20 Cabot Road

Mail Stop: MMF470

Fourth Amendment to ARCP Credit Agreement

Medford, Massachusetts 02155

Ref: ARC Properties Operating Partnership, L.P. Credit Facility

LENDERS:

RBS Citizens, N.A.

1215 Superior Avenue

Cleveland, Ohio 44114

Ref: ARC Properties Operating Partnership, L.P. Credit Facility

with a copy to (other than for payments and Requests for Credit Extensions):

Riemer & Braunstein LLP

Three Center Plaza

Boston, Massachusetts 02108

Attn: Kevin J. Lyons, Esq.

Capital One, National Association

90 Park Avenue

New York, NY 10016

Attention: Paul Verdi, SVP

with copies to (other than for payments and Requests for Credit Extensions):

Capital One, National Association

275 Broadhollow Road

Melville, NY 11747

Attention: Jennifer Hussey,VP

and to

Farrell Fritz, P.C.

1320 RXR Plaza

Uniondale, NY 11556

Attention: Christopher P. Daly, Esq.

Fourth Amendment to ARCP Credit Agreement